SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 10, 2001

DELPHI AUTOMOTIVE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-14787	38-3430473

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5725 Delphi Drive, Troy, Michigan	48098

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(248)-813-2000

ITEM 5. OTHER EVENTS

     Delphi Automotive Systems Corporation (“Delphi”) today issued a press release regarding Delphi’s 2002 outlook including additional actions to solidify earnings as well as a recap of our 2001 portfolio actions. A copy of the press release is attached as exhibit 99 (a) herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI AUTOMOTIVE SYSTEMS CORPORATION (Registrant)

Date:	December 10, 2001	By /s/ Paul R. Free (Paul R. Free, Chief Accounting Officer and Controller)

EXHIBIT INDEX

Exhibit No.

     99 (a)      Registrant’s press release dated December 10, 2001